UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                            September 9, 1999
            (Date of report - date of earliest event reported)



                    AMERICAN RESTAURANT PARTNERS, L.P.
           (Exact name of registrant as specified in its charter)


                                 Delaware
                      (State or other jurisdiction of
                      incorporation or organization)

       1-9606                                          48-1037438
(Commission File Number)                           (I.R.S. Employer
                                                Identification No.)


555 North Woodlawn, Suite 3102
Wichita, Kansas                                               67208
(Address of principal executive offices)                   (Zip-Code)


 Registrant's telephone number, including area code  (316) 684-5119




                    AMERICAN RESTAURANT PARTNERS, L.P.

                                FORM 8-K

                             CURRENT REPORT

                           TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Item 4.  Change in Registrant's Certifying Accountants          3

Item 7.  Financial Statements and Exhibits                      3

Signature                                                       4

Exhibit 16.1                                                    5




ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

American Restaurant Partners, L.P. (the Partnership) is filing this report on Form 8-K to report a change in certifying accountants with the firm of Ernst & Young LLP being replaced by Grant Thornton LLP effective September 9, 1999.

   (a) The following sets forth the information required by item 304(a)(1) of Regulation S-K:

    (i) On September 9, 1999, Ernst & Young LLP was dismissed as the Partnership's principal accountant.
   (ii) Ernst & Young LLP reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
  (iii) The decision to change accountants was approved by the Directors of the Managing General Partner.
   (iv) During the Partnership's two most recent fiscal years and subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.
    (v) During the Partnership's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v)(A-D) of Regulation S-K.

   (b) The Partnership has requested and received from Ernst & Young LLP the letter required by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Ernst & Young LLP agrees with the statements made by the Partnership in this report in response to Item 304(a)(1) of Regulation S-K.

   (c) The following sets forth the information required by Item 304(a)(2) of Regulation S-K:

       The Partnership has retained Grant Thornton LLP as its principal accountants effective September 9, 1999.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report:


Exhibit No.        Description
-----------        -----------

16.1               Letter regarding Change in Certifying Accountants




                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RESTAURANT PARTNERS, L.P.
                                             (Registrant)
                                    By:  RMC AMERICAN MANAGEMENT, INC.
                                         Managing General Partner


Date: 9/13/99                       By: /s/Terry Freund
      -------                           -----------------
                                        Terry Freund
                                        Chief Financial Officer




ERNST & YOUNG LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri  64105-2143


Exhibit 16.1



September 13, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of the Form 8-K dated September 13, 1999 of American Restaurant Partners, L.P. and are in agreement with the statements contained in paragraphs 4(a) (i), (ii), (iv) and (v) on page 3 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/Ernst & Young LLP

Ernst & Young LLP